UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2025
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Boulevard,	Suite 1860	33394
Fort Lauderdale,	Florida	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 3, 2025, Element Solutions Inc (the "Company") held its 2025 annual meeting of stockholders (the "2025 Annual Meeting"). The proposals submitted to a stockholder vote at the meeting were described in detail in the Company's Definitive Proxy Statement for the 2025 Annual Meeting, as filed with the Securities and Exchange Commission on April 18, 2025 (the "Proxy Statement"). The Company's stockholders present at the meeting or by proxy represented 226,200,205 shares of common stock (or 93.27% of the 242,504,073 outstanding shares of common stock of the Company at April 7, 2025, the record date for the 2025 Annual Meeting). Set forth below are the final voting results for each of the proposals submitted to the Company's stockholders at the 2025 Annual Meeting.
Proposal 1 - Election of Directors — The stockholders entitled to vote elected each of the eight director nominees set forth in the Proxy Statement to serve until the Company's 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Sir Martin E. Franklin	183,947,034	36,118,466	218,212	5,916,493
Benjamin Gliklich	217,563,131	2,502,286	218,295	5,916,493
Ian G.H. Ashken	193,586,254	26,464,996	232,462	5,916,493
Elyse Napoli Filon	220,013,186	38,772	231,754	5,916,493
Christopher T. Fraser	214,873,855	5,177,850	232,007	5,916,493
Michael F. Goss	164,136,005	55,915,196	232,511	5,916,493
E. Stanley O'Neal	205,798,719	14,204,657	280,336	5,916,493
Susan W. Sofronas	215,304,854	4,747,654	231,204	5,916,493
Proposal 2 - Say-on-Pay Vote — The proposal on the advisory resolution to approve the compensation of the Company's named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
206,658,172	13,358,695	266,845	5,916,493
Proposal 3 - Ratification of Auditors — The proposal for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2025 received the following votes:

For	Against	Abstain	Broker Non-Votes
225,224,847	744,408	230,950	--
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed or furnished herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)(furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
June 5, 2025	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary